UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2007

SATELLITE SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-28739	91-1903590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 880263, San Diego, California	92168-0263
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (619) 977-1515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On September 14, 2007, the transactions contemplated under the agreement (the "Agreement") dated June 29, 2007, between Satellite Security Corporation ("we," "our," "us," or the "Company"), its subsidiary, Satellite Security Systems, Inc., a California corporation ("S3"), Mr. Zirk Engelbrecht, its chief executive officer and sole director, and the holders (the "Noteholders") of an aggregate of $3.3 million in secured convertible notes (collectively, the "Notes") were consummated.  In connection with the consummation of the transactions contemplated by the Agreement, in accordance with the Noteholders' remedy under California Uniform Commercial Code § 9620, we and S3 consented to the acceptance by the Noteholders of our right, title and interest in substantially all of our assets and in exchange for our consent, the Noteholders, among other things: (i) converted all outstanding amounts due and all obligations under the Notes into an aggregate of 2,000,000 shares of our common stock (calculated on a post split basis after taking into account the reverse split discussed in Item 8.01 of this report); (ii) waived all breaches, defaults and/or events of default under the loan documents related to the Notes, and all penalties, accrued and unpaid interest, charges, fees and costs; and (iii) cancelled all outstanding Class A common stock purchase warrants and Class B common stock purchase warrants issued to the Noteholders in connection with the Notes.  Accordingly, we no longer have any material assets and our obligations under the Notes (including our obligation to pay the principal, plus all accrued interest), the Class A common stock purchase warrants and Class B common stock purchase warrants have terminated.

A copy of the Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 2, 2007.

ITEM 8.01	Other Events.

As previously disclosed in our Current Report on Form 8-K filed on August 13, 2007, we amended our articles of incorporation to effect the 500 to 1 reverse split of our outstanding shares of common stock by filing a certificate of amendment to our articles of incorporation with the Nevada Secretary of State, which became effective upon filing. As of August 20, 2007, our common stock began trading on a split-adjusted basis under a new CUSIP number - 80400W206.

A copy of the certificate of amendment to our articles of incorporation filed with the Nevada Secretary of State is attached as Exhibit 3.1 to this report and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description
3.1	Certificate of Amendment to Articles of Incorporation.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

SATELLITE SECURITY CORPORATION
Registrant

September 18, 2007	By:	/s/ ZIRK ENGELBRECHT
Zirk Engelbrecht, Chief Executive Officer
As Principal Executive Officer
and on behalf of Registrant